UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893
________________

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,
ONE LINCOLN STREET, P.O. BOX 5049,
BOSTON, 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Brian F. Link	Clifford Chance US LLP
Secretary	31 West 52nd Street
100 Huntington Avenue	New York, New York 10019-6131
Boston, Massachusetts 02116

Registrant’s telephone number, including area code: 1 (877) 864-5056

Date of fiscal year end: August 31

Date of reporting period: February 29, 2016

Item 1. Report to Stockholders.

Chairman’s Statement

Dear Stockholders,

During the six months under review, the Taiwan equity market experienced mixed performance with good gains in October and February contrasting with sharp drops in November and January. Positives in the earlier part of the reporting period seemed to be largely driven by government measures that helped support the markets and in the last month by an increase in the price of oil and return of buyers seeking value. The negative sentiment during the reporting period resulted largely as a result of concerns regarding the extent of the economic slowdown in China and its negative impact on global growth and resultant downgrades in gross domestic product for 2015 and 2016 released by the Taiwan government.

Against this backdrop the Fund’s net asset value (“NAV”) increased 0.4%1 in the period, an underperformance of -0.3% when compared to its benchmark, the TAIEX Total Return Index, which increased by 0.7% over the same period. The underperformance was primarily attributable to stock selection factors, the details of which are provided in the Report of the Investment Manager on pages 4 and 5. The Fund’s share price increased by 0.7%1 in the same period.

We believe that despite a difficult start to 2016 there are some signs of optimism as indicated in the view that corporate earnings may have bottomed out in the first quarter of 2016 and the recent upturn in oil prices may be a sign that global growth is stabilizing. Volatility seems likely to remain a feature of the market.

The Fund did not pay a dividend during the period. In 2015, a dividend of $2.63 per share was paid.

Note

[1]

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund’s dividend reinvestment program.

During the period Mr. Lawrence A. Kudlow resigned from his position as a member of the Board of Directors. The announcement of the nomination by the Board of a new Director, Ms. Shelley Rigger was released on February 26, 2016. Ms. Rigger is expected to bring significant expertise to the Fund and prove to be a valuable addition to the Board.

On behalf of the Board, I thank you for your continuing support of The Taiwan Fund, Inc.

Sincerely,

Joe O. Rogers
Chairman

Report of the Investment Manager

Review from September 1, 2015 to February 29, 2016

At the beginning of the review period in September 2015, the Taiwan government announced a number of measures to support the market which resulted in a stabilization of the Taiwan Stock Exchange Index (“TAIEX”). The TAIEX traded well initially, but the market fell heavily in November after the presidential summit between the governments of Taiwan and China failed to produce any substantial economic incentives. In addition, there were concerns that weaker than expected iPhone sales would drag down the Apple supply chain in Taiwan. The market remained volatile towards the end of the review period. In January, the TAIEX fell sharply, unnerved by turmoil in the global markets, along with further devaluation of the Renminbi and a plunge in the China equity markets after the introduction and subsequent suspension of a circuit-breaker system in the first week of the year. Following the Chinese New Year holiday and towards the end of February, the TAIEX recouped all the losses year-to-date on the back of bargain hunting and a rally in crude oil prices. The Fund’s benchmark TAIEX Total Return Index ended the review period up 0.7% in U.S. dollar terms.

Sector performance was mixed. We saw strength in the biotechnology and machinery sectors, but weakness in the financials, cement, other electronics and transportation sectors. Healthcare gained traction thanks to better earnings results and new drug approvals, as well as market expectations of favorable government policies. In January 2016 Taiwan elected its first female president. The winning Democratic Progressive Party (“DPP”) has made biotechnology one of its focus industries. Weak technology demand and relatively high inventory levels led to disappointing results and a weaker outlook for the sector. The financial sector has experienced a challenging environment due to lower interest rates, equity markets and property prices and the likelihood that asset quality may deteriorate further in a sluggish economy.

The Fund’s net asset value increased 0.4%* in the review period which amounted to an underperformance of -0.3% against the Fund’s benchmark TAIEX Total Return Index. Despite the Fund’s being overweight in the technology sector, stock selection detracted from performance. This was partly due to the Fund’s underweight position in Taiwan Semiconductor Manufacturing Co., Ltd. which rallied 13% over the period as the company released positive guidance and its inventory position improved. The Fund’s overweight position in textile companies hurt performance as they experienced pressure from profit-taking and concerns over inventory levels of their sportswear clients. On the positive side, top contributors to the Fund’s performance included auto parts names in the machinery and other electronics sectors. The key holdings in the Fund’s portfolio gained market share thanks to the global trend of increased manufacturing outsourcing. The Fund’s overweight positions in renewable energy names such as Yeong Guan Energy Technology Group Co., Ltd. and Gigasolar Materials Corp. also helped, as the companies benefitted from higher production efficiency, improving revenue mix and stronger order intake.

Market Outlook

The Taiwan market seems likely to face headwinds in forthcoming quarters with both economic growth and corporate earnings expected to face a tough base comparison. Although the first quarter of the calendar year is typically seasonally weak, this is likely to be compounded in the technology sector by slow iPhones shipments and a lack of new technology product cycles to offset this. Also, a policy vacuum in the Taiwan government could arise from the change in president because the new president does not assume power until late in the second quarter of 2016. However, concerns over the change in the ruling party seem to have already been priced into the market and so are not expected to cause any further falls. We project that the first half of 2016 will experience anaemic growth in the technology sector. However, growth may improve towards the end of 2016 with easy base comparisons together with restocking demand on the launch of the iPhone 7. Negative earnings revisions have stabilized in the Taiwan market and recent merger and acquisitions activity in the technology sector is likely to continue. The Fund remains overweight in the consumer discretionary, machinery and technology sectors, whilst being underweight in the telecommunications, materials and financials sectors.

JF International Management, Inc.

*	Source: State Street Bank

About The Portfolio Manager (unaudited)

Shumin Huang
Portfolio Manager, JPMAM Emerging Market & Asia Pacific Equities Team

Shumin Huang, Managing Director, is an Investment Manager and the Head of Research for Greater China equities within the Emerging Markets and Asia Pacific Equities team. Based in Hong Kong, she joined the firm in 2006 after eight years at Goldman Sachs, where she was managing director and head of the Asia-Pacific Energy and Chemicals team. She began her career with UBS Taiwan in 1992 as a research analyst in steel and financials, after which she transferred to Hong Kong as director and head of Asia-Pacific chemicals research. Shumin obtained a B.S. in Business Administration from the National University of Taiwan and an M.B.A. from London Business School.

Investment Adviser

The Fund’s investment adviser is JF International Management Inc.

JF International Management Inc. (“JFIMI”) was incorporated in the British Virgin Islands in 1992 and has had a branch in Hong Kong since July 1992. It is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended and is licensed by the Securities and Futures Commission in Hong Kong to conduct Type 4 (advising on securities) and Type 9 (asset management) regulated activities. JFIMI’s registered address is Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands and its principal address in Hong Kong is 19th Floor and 21st Floor, Chater House, 8 Connaught Road Central, Hong Kong. JFIMI belongs to a group of companies operating under the name of J.P. Morgan Asset Management (“JPMAM”), the brand name of the global group of asset management companies belonging to JPMorgan Chase & Co. JPMorgan Chase & Co. is the ultimate parent company of JFIMI. JPMAM has assets under management totalling US$ 1.7 trillion (as at December 31, 2015).

Portfolio Snapshot*

Top Ten Equity Holdings		Top Ten Equity Holdings
Holdings as of February 29, 2016%		Holdings as of August 31, 2015%
Taiwan Semiconductor Manufacturing Co., Ltd.	9.7	Taiwan Semiconductor Manufacturing Co., Ltd.	8.9
Largan Precision Co., Ltd.	4.1	Hon Hai Precision Industry Co., Ltd.	5.9
Yeong Guan Energy Technology Group Co., Ltd.	4.0	Largan Precision Co., Ltd.	4.3
Tung Thih Electronic Co., Ltd.	3.9	Cathay Financial Holding Co., Ltd.	3.9
Eclat Textile Co., Ltd.	3.8	Catcher Technology Co., Ltd.	3.6
Hota Industrial Manufacturing Co., Ltd.	3.8	Fubon Financial Holding Co., Ltd.	3.5
Ennoconn Corp.	3.6	Pegatron Corp.	3.4
Hon Hai Precision Industry Co., Ltd.	3.1	Eclat Textile Co., Ltd.	3.2
Advanced Semiconductor Engineering, Inc.	3.1	Uni-President Enterprises Corp.	2.9
Catcher Technology Co., Ltd.	2.9	Advanced Semiconductor Engineering, Inc.	2.9

Top Ten Industry Weightings		Top Ten Industry Weightings
Weightings as of February 29, 2016%		Weightings as of August 31, 2015%
Semiconductor	24.3	Semiconductor	18.4
Textile	10.7	Financial and Insurance	10.7
Technology Hardware	6.5	Textile	9.9
Auto Components	5.5	Electrical Components	9.4
Electronic Parts/Components	4.8	Electronic Parts/Components	8.1
Optoelectronics	4.1	Technology Hardware	5.7
Plastic	4.0	Optoelectronics	4.3
Machinery	4.0	Auto Components	4.3
Metals & Mining	4.0	Diversified Finance Services	3.6
Auto Parts & Equipment	3.9	Plastic	3.2

*	Percentages based on net assets.

Industry Allocation

Industry Allocation (as a percentage of net assets)

Metals & Mining Industry 4.0%
Auto Parts & Equipment Industry 3.9%
Machinery Industry 4.0%
Other Industries 25.9%
Plastic Industry 4.0%
Other Assets and Liabilities, Net 2.3%
Optoelectronics Industry 4.1%
Electronic Parts/ Components Industry 4.8%
Auto Components Industry 5.5%
Technology Hardware Industry 6.5%
Semiconductor Industry 24.3%
Textile Industry 10.7%

Fund holdings are subject to change and percentages shown above are based on net assets as of February 29, 2016. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of February 29, 2016 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-864-5056.

Schedule of Investments/February 29, 2016 (Showing Percentage of Net Assets) (unaudited)

	Shares	US $ Value (Note 2)
COMMON STOCKS – 97.7%
CONSUMER DISCRETIONARY — 23.1%
Auto Components Industry — 5.5%
Cub Elecparts, Inc.	20,193	226,649
Hota Industrial Manufacturing Co., Ltd.	1,337,000	5,210,084
Macauto Industrial Co., Ltd.	403,000	2,188,899
		7,625,632
Auto Parts & Equipment Industry — 3.9%
Tung Thih Electronic Co., Ltd.	428,000	5,344,848

Healthcare Industry — 1.1%
Nan Liu Enterprise Co., Ltd.	360,000	1,597,858

Leisure Time Industry — 1.8%
Giant Manufacturing Co., Ltd.	233,000	1,486,398
KMC Kuei Meng International, Inc.	273,298	1,015,657
		2,502,055
Multiline Retail Industry — 1.7%
Poya Co., Ltd.	163,824	1,651,451
Taiwan FamilyMart Co., Ltd.	104,000	638,421
		2,289,872
Textile Industry — 9.1%
Eclat Textile Co., Ltd.	412,356	5,211,529
Feng TAY Enterprise Co., Ltd.	146,000	793,001
Pou Chen Corp.	1,884,000	2,338,559
Taiwan Paiho Ltd.	800,000	1,935,484
Toung Loong Textile Manufacturing Co., Ltd.	870,000	2,324,747
		12,603,320
TOTAL CONSUMER DISCRETIONARY		31,963,585

ELECTRONICS — 21.9%
Communications and Internet Industry — 1.5%
Wistron NeWeb Corp.	796,670	2,056,882

Computer and Peripheral Equipment Industry — 2.5%
Advantech Co., Ltd.	160,000	1,107,366
Inventec Co., Ltd.	3,259,000	2,334,022
		3,441,388
Electronic Parts/Components Industry — 1.7%
King Slide Works Co., Ltd.	189,000	2,337,476

Optoelectronics Industry — 4.1%
Largan Precision Co., Ltd.	74,000	5,644,860

ELECTRONICS — (continued)
Semiconductor Industry — 12.1%
CHIPBOND Technology Corp.	319,000	499,158
Motech Industries, Inc. *	653,000	787,954
Taiwan Semiconductor Manufacturing Co., Ltd.	2,992,000	13,415,022
Win Semiconductors Corp.	1,229,000	2,000,749
		16,702,883
TOTAL ELECTRONICS		30,183,489

FINANCE — 3.1%
Diversified Finance Services Industry — 0.7%
E. Sun Financial Holding Co., Ltd.	939,000	486,001
Mega Financial Holding Co., Ltd.	746,000	491,617
		977,618
Financial and Insurance Industry — 2.4%
Cathay Financial Holding Co., Ltd.	1,893,600	2,125,400
CTBC Financial Holding Co., Ltd.	888,000	432,884
Fubon Financial Holding Co., Ltd.	362,000	429,733
Yuanta Financial Holding Co., Ltd.	1,184,000	381,223
		3,369,240
TOTAL FINANCE		4,346,858

FOODS — 3.4%
Food Industry — 2.6%
Uni-President Enterprises Corp.	2,060,995	3,553,653

Food Products Industry — 0.8%
Grape King Bio Ltd.	213,000	1,198,574
TOTAL FOODS		4,752,227

INDUSTRIALS — 10.9%
Airlines Industry — 1.5%
China Airlines Ltd. *	2,880,000	996,630
Eva Airways Corp. *	1,879,961	1,009,789
		2,006,419
Building Material and Construction Industry — 0.7%
Sunspring Metal Corp.	735,000	925,606

Electrical Components & Equipment Industry — 2.1%
Bizlink Holding, Inc.	249,099	1,210,565
Voltronic Power Technology Corp.	114,350	1,754,890
		2,965,455

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/February 29, 2016 (Showing Percentage of Net Assets) (unaudited) (concluded)

	Shares	US $ Value (Note 2)
INDUSTRIALS — (continued)
Electrical Components Industry — 1.9%
Delta Electronics, Inc.	342,155	1,384,805
Pegatron Corp.	504,000	1,198,122
		2,582,927
Machinery Industry — 4.0%
Airtac International Group	481,000	2,475,054
Iron Force Industrial Co., Ltd.	467,976	2,555,899
Sumeeko Industries Co., Ltd.	162,450	525,499
		5,556,452
Research & Consulting Services Industry — 0.7%
Sporton International, Inc.	177,650	991,637
TOTAL INDUSTRIALS		15,028,496

INFORMATION TECHNOLOGY — 24.1%
Computer and Peripheral Equipment Industry — 0.6%
Innolux Corp.	2,082,000	605,203
Posiflex Technology, Inc.	57,195	268,489
		873,692
Electronic Parts/Components Industry — 3.1%
Hon Hai Precision Industry Co., Ltd.	1,832,872	4,301,999

Semiconductor Equipment Industry — 1.7%
Gigasolar Materials Corp.	27,000	498,044
Silergy Corp.	143,000	1,865,386
		2,363,430
Semiconductor Industry — 12.2%
Advanced Semiconductor Engineering, Inc.	3,767,000	4,301,807
ASPEED Technology, Inc.	208,164	2,154,803
MediaTek, Inc.	183,000	1,299,591
Novatek Microelectronics Corp. Ltd.	449,000	1,864,528
Realtek Semiconductor Corp.	1,009,000	2,547,397
Silicon Motion Technology Corp.	29,000	977,010
Siliconware Precision Industries Co.	760,000	1,173,207
Sino-American Silicon Products, Inc. *	848,000	1,053,876
United Microelectronics Corp.	3,553,000	1,427,315
		16,799,534
Technology Hardware Industry — 6.5%
Catcher Technology Co., Ltd.	517,000	4,044,896
Ennoconn Corp.	441,000	4,850,310
		8,895,206
TOTAL INFORMATION TECHNOLOGY		33,233,861

MATERIALS — 8.0%
Metals & Mining Industry — 4.0%
Yeong Guan Energy Technology Group Co., Ltd.	756,786	5,465,474

Plastic Industry — 4.0%
Formosa Chemicals & Fibre Corp.	712,000	1,602,600
Formosa Plastics Corp.	817,000	1,942,194
Nan Ya Plastics Corp.	1,057,000	2,029,267
		5,574,061
TOTAL MATERIALS		11,039,535

TEXTILES — 1.6%
Textile Industry — 1.6%
Makalot Industrial Co., Ltd.	355,477	2,224,940
TOTAL TEXTILES		2,224,940

WHOLESALE AND RETAIL — 1.6%
Oil Gas and Electricity Industry General Industry — 0.5%
Formosa Petrochemical Corp.	245,000	622,231

Trading and Consumers' Goods Industry — 1.1%
President Chain Store Corp.	232,000	1,574,266
TOTAL WHOLESALE AND RETAIL		2,196,497

TOTAL COMMON STOCKS (Cost — $121,615,260)		134,969,488

TOTAL INVESTMENTS — 97.7% (Cost — $121,615,260)		134,969,488

OTHER ASSETS AND LIABILITIES, NET—2.3%		3,169,809

NET ASSETS—100.0%		138,139,297

Legend:

US $ – United States dollar

*	Non-income producing

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES February 29, 2016 (unaudited)
Assets:
Investments in securities, at value (cost $121,615,260) (Notes 2 and 3)		$134,969,488
Cash		842,302
Cash in New Taiwan dollars (cost $2,830,546)		2,831,590
Receivable for securities sold		1,965,386
Prepaid expenses		33,616
Total assets		140,642,382

Liabilities:
Payable for securities purchased	$2,084,351
Accrued management fee (Note 4)	96,630
Accrued directors' and officers' fees and expenses	33,000
Other payables and accrued expenses	289,104
Total liabilities		2,503,085

Net Assets		$138,139,297

Net Assets Consist of:
Paid in capital		$193,910,480
Accumulated undistributed net investment loss		(48,177,724)
Accumulated net realized loss on investments in securities and foreign currency		(20,949,385)
Net unrealized appreciation on investment in securities and foreign currency		13,355,926

Net Assets		$138,139,297

Net Asset Value, per share ($138,139,297/8,224,330 shares outstanding)		$16.80

STATEMENT OF OPERATIONS For the Six Months Ended February 29, 2016 (unaudited)
Investment Income:
Dividends		$475,160
		475,160
Less: Taiwan withholding tax (Note 2)		(90,698)
Total investment income		384,462

Expenses:
Management fees (Note 4)	$614,509
Directors' and officers' fees and expenses	238,341
Custodian fees	133,893
Legal fees	103,283
Administration and accounting fees	75,107
Taiwan stock dividend tax (Note 2)	47,686
Insurance fees	37,461
Audit fees	35,861
Compliance services fees	34,202
Shareholder communications	32,799
Delaware franchise tax	30,218
Transfer agent fees	9,642
Miscellaneous	58,932
Total expenses		1,451,934

Net Investment Loss		(1,067,472)

Realized and Unrealized Gain (Loss) on:
Net realized loss on:
Investments	(8,669,611)
Foreign currency transactions	(96,615)
		(8,766,226)
Net change in unrealized appreciation (depreciation) on:
Investments	10,296,982
Foreign currency translations	33,764
		10,330,746
Net realized and unrealized gain		1,564,520
Net Increase in Net Assets Resulting From Operations		$497,048

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016	Year Ended August 31, 2015
	(Unaudited)
Increase/(Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,067,472)	$578,499
Net realized loss on investments and foreign currency transactions	(8,766,226)	(17,296,745)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	10,330,746	(8,573,888)
Net increase (decrease) in net assets resulting from operations	497,048	(25,292,134)

Distributions to shareholders from:
Net realized gains	—	(21,648,222)
Total distributions to shareholders	—	(21,648,222)

Capital stock transactions (Note 5):
Reinvestment of distributions from net investment income and net realized gains	—	48,553
Total capital stock transactions	—	48,553
Increase (decrease) in net assets	497,048	(46,891,803)

Net Assets
Beginning of period	137,642,249	184,534,052
End of period	138,139,297	137,642,249
Accumulated undistributed net investment loss included in end of period net assets	$(48,177,724)	$(47,110,252)

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the periods indicated

			Year Ended August 31,
	Six Months Ended February 29, 2016		2015	2014†	2013	2012	2011
	(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$16.74		$22.45	$19.30	$17.21	$20.20	$16.33
Income from Investment Operations:
Net investment income (loss)(a)	(0.13)		0.07	0.08	0.13	0.02	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.19		(3.15)	3.07	1.96	(2.57)	3.81
Total from investment operations	0.06		(3.08)	3.15	2.09	(2.55)	3.95
Less Distributions to Shareholders from:
Net investment income	—		—	—	—	—	(0.08)
Net realized gains	—		(2.63)	—	—	(0.56)	—
Total distributions to shareholders	—		(2.63)	—	—	(0.56)	(0.08)
Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	—		0.00 (e)	—	—	0.12	—

Net asset value, end of period	$16.80		$16.74	$22.45	$19.30	$17.21	$20.20

Market value, end of period	$14.82		$14.72	$20.24	$17.33	$15.58	$18.09

Total Return
Per share net asset value(b)	0.36%		(13.02%)	16.32%	12.14%	(11.54%)	24.21%
Per share market value(b)	0.68%		(15.16%)	16.79%	11.23%	(10.58%)	23.82%
Ratio and Supplemental Data:
Net Assets, end of period (000s)	$138,139		$137,642	$184,534	$158,690	$154,594	$375,172
Ratio of expenses before fee waiver(c)	2.13	%(d)	1.86%	1.80%	1.96%	1.65%	1.43%
Ratio of expenses after fee waiver	2.13	%(d)	1.86%	1.80%	1.96%	1.61%	1.43%
Ratio of net investment income (loss)	(1.56	%)(d)	0.37%	0.40%	0.72%	0.12%	0.71%
Portfolio turnover rate	49%		92%	181%	14%	75%	54%

(a)	Based on average shares outstanding during the period.
(b)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. During the year ended August 31, 2012 the adviser reimbursed certain fund expenses. If the adviser had not reimbursed the Fund, the return would have been lower.

(c)

Expense ratio includes 20% tax paid on stock dividends received by the Fund. For the years ended August 31, 2015, 2014, 2013, 2012 and 2011, the Fund’s ratio of expenses before fee waiver and excluding taxes paid on stock dividends was 1.80%, 1.76%, 1.80%, 1.58% and 1.28%, respectively. For the six months ended February 29, 2016, the Fund’s ratio of expenses before fee waiver and excluding taxes paid on stock dividends was 2.06% (annualized).

(d)	Annualized.
(e)	Amount represents less than $0.005 per share.
†

As of February 22, 2014, Allianz Global Investors U.S. LLC (“AllianzGI”) succeeded Martin Currie Inc. as the Fund’s investment adviser. As of July 22, 2014, JF International Management Inc. (“JFIMI”) succeeded Allianz Global Investors U.S. LLC as the Fund’s investment adviser.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements (unaudited) February 29, 2016

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the NT Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Notes To Financial Statements (unaudited) (continued) February 29, 2016

2. Significant Accounting Policies – continued

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$134,969,488	$—	$—	$134,969,488
Total	$134,969,488	$—	$—	$134,969,488

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. As of February 29, 2016, there were no transfers between Levels 1, 2, or 3 based on the valuation input levels.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of February 29, 2016, the Fund was not participating in any repurchase agreements.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 29, 2016 the Fund had no open Forwards.

Notes To Financial Statements (unaudited) (continued) February 29, 2016

2. Significant Accounting Policies – continued

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Notes To Financial Statements (unaudited) (continued) February 29, 2016

2. Significant Accounting Policies – continued

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications to paid in capital. Accordingly, for the year ended August 31, 2015, the effects of certain differences were reclassified. The Fund decreased undistributed net investment income by $47,688,751, increased accumulated net realized loss by $5,308,042, and increased paid in capital by $42,380,709.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost. The security transactions tax is embedded in the cost basis of securities and contributes to the realized gain or loss for the Fund. Security transactions taxes are not accrued for until the tax becomes payable.

3. Purchases and Sales of Securities

For the six months ended February 29, 2016, purchases and sales of securities, other than short-term securities, aggregated $67,248,656 and $65,752,776, respectively.

4. Management Fees and Other Service Providers

Management Fee. Effective July 22, 2014, the Fund entered into an Interim Investment Management Agreement (the “Interim Agreement”) with a new investment manager, JF International Management Inc. (“JFIMI”). Under the terms of the Interim Agreement, JFIMI provided its services without a fee. An Investment Management Agreement with JFIMI to replace the Interim Agreement was approved at a Special Meeting of Stockholders, which was held on September 22, 2014. Effective September 23, 2014, JFIMI receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% per annum of the value of the Fund’s average daily net assets up to and including $150 million of net assets; 0.80% per annum of the value of the Fund’s average daily net assets on the next $150 million of net assets; and 0.70% per annum of the value of the Fund’s average daily net assets in excess thereof.

For the period September 1, 2015 through February 29, 2016, the management fee was equivalent to an annual rate of 0.90% of weighted average net assets.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as custodian (the “Custodian”) to the Fund. For this service, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not a director, officer or employee of the investment adviser an annual fee of $20,000 plus $2,500 for each Board meeting or Committee meeting attended in person or by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Notes To Financial Statements (unaudited) (continued) February 29, 2016

4. Management Fees and Other Service Providers – continued

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Fund Shares

At February 29, 2016, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 8,224,330 were issued and outstanding.

For the six months ended February 29, 2016, the Fund did not repurchase any shares of its common stock.

	For the Period Ended February 29, 2016	For the Year Ended August 31, 2015
Shares outstanding at beginning of year	8,224,330	8,221,259
Shares issued from reinvestment of distributions	—	3,071
Shares outstanding at end of period	8,224,330	8,224,330

6. Discount Management Policy

The Board has approved a Discount Management Policy (the “Policy”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares when the Fund’s shares trade at a discount of more than 9% of net asset value and management reasonably believes that such repurchases may enhance stockholder value. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods and updated in the Fund’s monthly reports when repurchases are made. For the period ended February 29, 2016, the Fund did not make any purchases under the Policy.

The Board regularly reviews the effectiveness of the Policy and in consultation with stockholders considers other actions that, in its judgement, may be effective in addressing the discount.

7. Federal Tax Information

As of August 31, 2015, the tax components of accumulated net earnings (losses) were $2,360,734 of Unrealized Appreciation and $(56,233,503) of post October capital and late-year ordinary losses and $2,395,462 of capital loss carryover. The capital loss will be carried over, and the carryover retains its original short term character and has no expiration date.

During the year ended August 31, 2015, the Fund distributed long term capital gains in the amount of $21,648,222 to stockholders of record.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales. At February 29, 2016, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $122,279,706. Net unrealized appreciation of the Fund’s investment securities was $12,689,782 of which $17,541,304 related to appreciated investment securities and $4,851,522 related to depreciated investment securities.

Other Information (unaudited)

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2015, the total amount of foreign taxes paid that was passed through to its stockholders and foreign source income, for information reporting purposes, was $835,882 (representing taxes withheld plus taxes on stock dividends) and $4,385,506, respectively.

In addition, for the year ended August 31, 2015, the Fund paid distributions of $21,648,222 which were designated as long-term capital gains dividends.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

☐ Information it receives from stockholders on applications or other forms;
☐ Information about stockholder transactions with the Fund, its affiliates, or others; and
☐ Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-864-5056; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Other Information (unaudited) (continued)

Quarterly Portfolio of Investments

The Fund files with the Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-864-5056.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of May 11, 2015, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

Summary of Dividend Reinvestment and Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Summary of Dividend Reinvestment and Cash Purchase Plan (concluded)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

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UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
One Lincoln Street
P.O. Box 5049
Boston, MA
1-877-864-5056
www.thetaiwanfund.com

INVESTMENT ADVISER

JF International Management Inc.
21st Floor, Chater House
8 Connaught Road Central
Hong Kong

DIRECTORS AND OFFICERS

Joe O. Rogers, Chairman of the Board, Chairman, Share Repurchase Program Committee, Member, Valuation Committee and Independent Director

Michael F. Holland, Chairman, Valuation Committee, Member, Audit Committee and Independent Director

Anthony Kai Yiu Lo, Chairman, Audit Committee, Member, Valuation Committee and Independent Director

William Kirby, Chairman, Nominating Committee, Member, Share Repurchase Program Committee and Independent Director

Chih T. Cheung, Member, Audit Committee, Nominating Committee and Independent Director

Shelley E. Rigger, Member, Share Repurchase Program Committee, Nominating Committee and Independent Director

Simon J. Crinage, President

William C. Cox, Treasurer

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

STOCKHOLDER AGENT

AST Fund Solutions, LLC
New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1)	Not required for this filing.
(a)(2)	Not required for this filing.
(a)(3)	Not required for this filing.
(a)(4)	Not required for this filing.

(b)	There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated August 31, 2015 and as filed in Form N-CSR on November 6, 2015 SEC Accession No. 0001398344-15-007463.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The Fund implemented its Discount Management Policy in September 2014.  There have been no purchases of its equity securities for the period from September 1, 2015 to February 29, 2016.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not required for this filing.
(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.
(a)(3)	Not required for this filing.
(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Simon J. Crinage
Simon J. Crinage
President of The Taiwan Fund, Inc.

Date:	May 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon J. Crinage
Simon J. Crinage
President of The Taiwan Fund, Inc.

Date:	May 4, 2016

By:	/s/ William C. Cox
William C. Cox
Treasurer of The Taiwan Fund, Inc.

Date:	May 4, 2016